Pr ivate & Conf idential 2007 E&P Conference A.G. Edwards July 18, 2007 * * * * Exhibit 99.1

Pr ivate & Conf idential
Forward Looking Statements
This presentation includes forward-looking information that are subject to a number of risks and uncertainties, many of which are beyond our control. All information, other than historical facts included in this presentation, regarding our strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management are forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-
looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs and other services, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.

Pr ivate & Conf idential
Company Overview
Completed IPO on May 14 at $15 (CLR on NYSE)
– $2.9 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO
– Harold Hamm, family and management own 82%
Organic growth strategy focused on unconventional resource plays
– 99% of proved reserve adds through drill bit over last 3 years
– 78% of proved reserves located in unconventional resources
– >700,000 net undeveloped acres concentrated in emerging plays
Strong financial position
– $150 million of bank debt outstanding
– 2007E cash flows to substantially fund $437mm capital budget

Pr ivate & Conf idential
$94
$145
$327
$437
2004 2005 2006 2007E
Investment in Asset Base
Capex ($mm)
14,121
19,751
24,707
27,911
2004 2005 2006 Q1 '07
Production (Boe/d)
$116
$285
2004 2005 2006 2007E
EBITDAX
1
($mm)
1 See page 9 of the prospectus and first quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2 Average of DB, JPM, ML and RJ equity analyst reports.
$372
Total = $437mm
$151
$128
$10
$101
$4
$32
$7
$4
Red River Units
Bakken Field
Other Rockies
Mid-Continent
Gulf Coast
Land
Seismic
Other
2007 Capex by Region ($mm)
$420
2

Pr ivate & Conf idential
Operational Overview
Mid-Continent
Proved reserves: 16.9 MMBoe
762 drilling locations
Gulf Coast
Proved reserves: 0.2 MMBoe
7 drilling locations
Red River
Units
56%
Bakken
Field
22%
Other
Rockies
8%
Mid-Continent
14%
Gulf Coast
<1%
Total proved reserves (12/31/06) = 118.3 MMBoe
74% PDP /  83% oil / 13.1 R/P / Operate 95% of PV-10%
Unconventional
78%
Red River
Units
45%
Bakken
Field
29%
Other
Rockies
6%
Mid-Continent
17%
Gulf Coast
3%
Avg. daily production (Q1 2007) = 27.9 MBoe/d
Unconventional
74%
1,589 gross wells / 1,772 drilling locations
Rockies
Proved reserves: 101.2 MMBoe
1,003 drilling locations
Proved Reserves by Geography
Production by Geography
Counties with acreage
holdings are highlighted
Regional office
Headquarters

Pr ivate & Conf idential
Key 2007 Drilling Projects
Development (50% drilling capex)
– Red River Units
• 56% proved reserves / 45% production
– Montana Bakken Shale
• 20% proved reserves / 29% production
Emerging Plays (42% drilling capex)
– North Dakota Bakken
• 288,000 net undeveloped acres
– Oklahoma Woodford Shale
• 45,000 net undeveloped acres
Red River
Units
MT
Bakken
ND
Bakken
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Emerging Plays

N
W
E
S
Dawson
Wibaux
Montana
North Dakota
Golden Valley
Billings
Prairie
Custer
Slope
Fallon
South Dakota

CONTINENTAL
RESOURCES, INC.

Pr ivate & Conf idential
Red River Enhanced Recovery Units
66.5 MMBoe proved reserves
12,599 Boe/d net production in
1st quarter 2007
Cedar Hills Discovered in 1995,
developed with horizontal drilling,
enhanced recovery operations
began in 2003
2007 Plans
– $151MM 2007E capex
– Infield horizontal drilling and re-entry
drilling program to accelerate production
and enhance sweep efficiency
– Developing CHNU/CHWU on 320 acre
spacing per producer
Forecast peak production in late
2008 at about 20,000 net Boe/d
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine
Pole Hills
Unit
25 Miles
CLR operated units
Others units

Sheridan
Divide
Burke
Montana
North Dakota
Williams
Mountrail
Richland
McKenzie
Dawson
Dunn
Golden Valley
Billings
Stark
Wibaux

Pr ivate & Conf idential
Montana Bakken Shale
Significant  unconventional oil
resource play
– Represents ½ of Montana’s oil
production
– CLR is largest producer (7,685 boepd)
– Developed through horizontal drilling
and advanced fracture stimulation
2007 Plans
– $57 million 2007E drilling capex
– Complete 640-acre development
– Test un-booked upside
• 320-acre infill drilling
• North expansion of field with
tri-lateral 640-acre wells
• Enhanced recovery
– Four drilling rigs
CLR  acreage
35 miles
Bakken producer
Williston    Basin
MT Bakken
31 wells
$57 mm
Outline of
potential
Bakken
Production

27/50
27/52
27/55
27/57
27/58
27/59
26/57
26/58
25/57
25/58
24/58
24/59
24/60
23/54
23/59
23/60
22/54
22/55
22/56
22/57
21/59
21/60
Pennie
#1-4H
Ridgery
#1-10H
EOG
Margaret
#34-15H
Margaret
#2-15H
Margaret
#3-15H
Petro-Hunt

8 Pr ivate & Conf idential Richland County, Montana Infills

Burke
Roosevelt
Richland
Dawson
Dunn
Billings
Stark
Wibaux

CONTINENTAL RESOURCES, INC.

Pr ivate & Conf idential
North Dakota Bakken Shale
Emerging  unconventional oil
resource play
– 526,000 gross (288,000 net)
undeveloped acres strategically located
on Nesson Anticline
– Significant reserve and production
growth potential
– 23 industry-operated drilling rigs
• Amerada Hess
• Conoco Phillips
• Marathon
2007 Plans
– $71 million 2007E drilling capex
– 37 wells on 1280-acre locations in each
of 6 prospect areas
– Five drilling rigs (two operated and
three Conoco Phillips JV)
CLR  acreage
35 miles
Bakken producer
Filkowski 1-11H
( 63% WI )
300 bopd
Williston    Basin
Outline of
potential
Bakken
Production
State Weydahl 44-36H
( 33% WI )
560 bopd
Nelson Farms
( 13% WI )
350 bopd
State Veeder 44-36H
( 38% WI )
380 bopd
Lovdahl 1-16H
( 36% WI )
250 bopd

Pr ivate & Conf idential
ND Bakken economic model
19%
26%
$60 / $6.00
Pre-tax IRR
23% 228 280 300 230
32% 256 315 336 259
$65 / $6.50
Pre-tax IRR
Net boe
(Mboe)
Gross boe
(Mboe)
Gross gas
(MMcf)
Gross oil
(Mbls)
$4.20 million D&C
33% 27% 228 280 300 230
19%
36%
$60 / $6.00
Pre-tax IRR
23% 199 245 264 201
44% 256 315 336 259
$65 / $6.50
Pre-tax IRR
Net boe
(Mboe)
Gross boe
(Mboe)
Gross gas
(MMcf)
Gross oil
(Mbls)
$3.66 million D&C

LEGEND
ARKOMA
BLACK WARRIOR
FORT WORTH
VAL VERDE
KERR
MARFA
SHERMAN
OUACHITA THRUSTS
APPALACHIAN THRUSTS
Ouachita Mountains
Wichita Mountains
Ozark Uplift
Llano Uplift
Marathon Uplift
OKLAHOMA
NEW MEXICO
TEXAS
LOUISIANA
ALABAMA

Pr ivate & Conf idential
New unconventional gas
resource play
– 40 industry-operated rigs
• Newfield
• Antero
• Devon
– 45,000 net undeveloped acres
– Significant reserve and
production growth potential
2007 Plans
– $82 million 2007E drilling capex
– 123 gross (17 net) wells
– Four drilling rigs now
– Fifth rig to be added
Oklahoma Woodford Shale Project
6 miles
Outline of potential
Woodford production
07 CLR Locations
07 Woodford Horiz Spud
CLR Producer
Woodford Producer
CLR Acreage
Meyer Trust 1-13H
(34% WI)
1,655 Mcfd
Arlan 1-15H
(20% WI)
4,635 Mcfd
Harden 1-20H
(32% WI)
2,125 Mcfd
Holder 1-5H
(52% WI)
1,200 Mcfd
Pasquali 1-30H
(48% WI)
1,360Mcfd
Foster 1-6H
(17% WI)
2,685 Mcfd
Silva 20-1H
(1% WI)
4,865 Mcfd

Pr ivate & Conf idential
OK Woodford economic model
68% 47% 2,400 3,000
101% 68% 2,800 3,500
43%
$7.00
Pre-tax IRR
30%
$6.00
Pre-tax IRR
2,000 2,500
Net gas
(MMcf)
Gross gas
(MMcf)
$4.40 million D&C
50% 34% 2,400 3,000
73% 50% 2,800 3,500
21%
$6.00
Pre-tax IRR
32% 2,000 2,500
$7.00
Pre-tax IRR
Net gas
(MMcf)
Gross gas
(MMcf)
$5.00 million D&C

Pr ivate & Conf idential
Other ongoing and emerging plays
Rockies:
66 scheduled locations
213,500 net undeveloped acres
Red River, Winnipegosis,
Fryburg, Phosphoria, Lewis
Shale
Midcontinent:
52 scheduled locations
146,000 undeveloped acres
Morrow-Springer, Atoka,
Mississipian, Hunton, New
Albany Shale, Barnett Shale
Gulf Coast:
7 scheduled locations
6,400 net undeveloped acres
365,900 net undeveloped acres
(50% of total undeveloped acreage)
Counties with acreage
holdings are highlighted
Regional office
Headquarters

Pr ivate & Conf idential
2007 Plans
Grow production to 30,000+ boepd
– 24,707 boepd in 2006
– 27,911 boepd for first quarter 2007
Drill 285 gross (139 net) wells
– 34 net wells in ND Bakken and OK Woodford
Maintain operating expense discipline
– Production cost of approximately $6.85 per Boe (guidance mid-point)
– 1Q production cost was $6.40 per Boe
Continue to build acreage in emerging resource plays
– Increase scheduled drilling locations
– Add future unconventional resource plays
Hedged 10,000 bopd for Aug 2007 – Apr 2008 at $72.90
– $100,000+ per day increase in EBITDAX over analyst crude price deck

Pr ivate & Conf idential
Financial and Operating Summary
1
See page 9 of the prospectus and first quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2
Operating statistics for 2006 computed on Boe sold.  Oil sales volumes are 21 MBbls less than oil production volumes for 2006.
Year ended December 31,
2004 2005 2006 1Q 2007
Realized oil price ($/Bbl) $37.12 $52.45 $55.30 $48.48
Realized natural gas price ($/Mcf) $5.06 $6.93
$6.08 $6.14
Oil production ( boepd) 10,104 15,638 20,493 23,105
Natural g as production (Mcfd )
24,093 24,674 25,274 28,835
Total production (boed) 14,121 19,751
24,707 27,911
EBITDAX ($ thousands)
1
$116,498 $285,344
$372,115 $90,996
Key Operational Statistics ($/Boe)
2
Oil and gas revenue $35.20 $50.1 9 $52.09 $46.47
Production expense 8.49 7.32
6.99 6.40
Production tax 2.39 2.22 2.48 2.45
G&A (excluding non-cash equity compensation) 2.02 2.43 2.24 2.06
Total cash costs $12.90 $11.97
$11.71 $10.93
Net operating margin $22.30 $38.22 $40.38 $35.54

Pr ivate & Conf idential
Summary
High quality, proved reserve base
– Crude oil-concentrated, long-lived, high operated %
Track record of drill bit growth at low cost
– Annual EBITDAX > Capex over past 3 years
Low risk production growth in Red River Units
– Production growth is 7,000+ boe/d over next 2 years
(~30% of 2006 average daily production for entire company)
Significant future production and reserve growth opportunities in two large emerging plays
– Over 1,500 unbooked locations
Low cash costs with one of highest net operating margins among
E&P companies
– $40.38 per Boe ($6.73 per Mcfe) net margin for 2006